UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2020

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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, Tandem Diabetes Care, Inc. (the "Company") announced that Peyton Howell, age 53, was elected to the Company’s Board of Directors (the “Board”) effective August 3, 2020. Ms. Howell will serve as a Class III director, with a term that expires at the Annual Meeting of Stockholders of the Company to be held in 2022 or until her earlier resignation or removal. The Board has affirmatively determined that Ms. Howell qualifies as an “independent director” under the NASDAQ Listing Rules.

Ms. Howell is currently the Chief Commercial and Strategy Officer at Parexel International, a leading life sciences clinical research organization. Prior to her current position, she was Executive Vice President and President of Health Systems and Specialty Care as well as Global Sourcing and Manufacturing Relations at AmerisourceBergen. Ms. Howell also served as the Director of the AmerisourceBergen Foundation during this time. Ms. Howell received a B.A. in Speech Communication from The University of Illinois at Urbana-Champaign and a Master of Health Administration from The Ohio State University.

We believe Ms. Howell’s experience in reimbursement and in executive management of companies in the healthcare industry, brings to our board critical skills related to scaling complex organizations and strategic planning that qualify her to serve as one of our directors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated July 29, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Legal & Compliance Officer
Date: July 30, 2020